Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 13

Subsequent Events:

Management has evaluated subsequent events that have occurred through the date these consolidated financial statements were issued.

In January 2025, the Company completed the initial closing of $500,000 of the previously announced $1 million financing between the Company and an accredited investor under a securities purchase agreement dated December 4, 2024, with the approval of certain items in Company’s extraordinary general meeting on January 7, 2025. As of May 15, 2025, the conditions for the second tranche were not met and did not occur.

On January 30, 2025, the Merger Agreement was amended such that it includes the right of the Company and Kadimastem to terminate the Merger Agreement if the Closing shall not have occurred on or before April 30, 2025, which outside date can be further extended by mutual agreement. Further, the amendment included an additional provision providing that any shareholder receiving common shares in excess of a 9.99% beneficial ownership limitation as a result of the Merger, shall instead be issued pre-funded warrants exercisable for a number of common shares in excess of the beneficial ownership limitation, at an exercise price equal to the par value of the common shares as of the Effective Time, which, in any event, shall be no less than CHF 0.0001 per share. In addition, on May 5, 2025, the Merger Agreement was further amended to further extend the outside date to June 30, 2025.

On March 27, 2025, the Company entered into a securities purchase agreement, or the March 2025 SPA, with three accredited investors. Pursuant to the terms of the March 2025 SPA, the Company agreed to issue and sell to the investors, in a private placement offering, or the March 2025 Offering, 1,212,122 Preferred Shares with a conversion price of $1.65 per share, for aggregate gross proceeds of $2 million. Pursuant to the terms of the March 2025 SPA, the investors may purchase up to $1 million of additional Preferred Shares on identical terms as the initial closing, subject to the Company obtaining shareholder approval. The March 2025 Offering closed on March 28, 2025.

The initial closing of the March 2025 Offering resulted in gross proceeds to the Company of to $2 million. The Company intends to use the net proceeds from the March 2025 Offering for working capital and general corporate purposes, including for expenses relating to the Merger.

Further, on March 31, 2025, the Company entered into a Common Shares Purchase Agreement with Alpha Capital Anstalt, or the Facility SPA, relating to a committed equity facility. Pursuant to the Facility SPA, the Company has the right from time to time at its option to sell to Alpha up to $25.0 million of Company Common Shares, subject to certain conditions and limitations set forth in the Facility SPA.

The purchase price of the Company Common Shares that the Company elects to sell to Alpha pursuant to the Facility SPA will be 95% of the volume weighted average price of the Company Common Shares during the applicable purchase date on which the Company has timely delivered written notice to Alpha directing it to purchase Company Common Shares under the Facility SPA.

In connection with the execution of the Facility SPA, the Company agreed to issue a pre-funded warrant, or the Pre-Funded Warrant, to purchase $250,000 in Company Common Shares to Alpha as consideration for its irrevocable commitment to purchase the Company Common Shares upon the terms and subject to the satisfaction of the conditions set forth in the Facility SPA.